SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2003
                                                         (April 15, 2003)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                  0-10592                                  14-1630287
       ----------------------------         ----------------------------------
         (Commission File Number)           (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                           --------------






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TrustCo Bank Corp NY


Item 5.           Other Events

                  Two press releases were issued on April 15, 2003, discussing first quarter results for 2003. Attached are the press releases labeled as exhibit 99(a) and 99(b).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.          Description
                           99(a)               One page press  release  dated
                                               April 15,  2003,  with first
                                               quarter  2003 results.


                           99(b) Press release dated April 15, 2003, with first quarter 2003 results.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 15, 2003

                                                  TrustCo Bank Corp NY
                                                 (Registrant)


                                                   By:/s/ Robert T. Cushing
                                                 ----------------------------
                                                   Robert T. Cushing
                                                   President and
                                                   Chief Executive Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                    Page
------------------         ------------------------------                ------
         99(a)             One page press release dated April 15,
                           2003, highlighting first quarter 2003 results.     5

         99(b)             Press release dated April 15, 2003,
                           highlighting first quarter 2003 results.         6-7








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          Robert M. Leonard
          Vice President
          (518) 381-3693

Glenville, New York - April 15, 2003

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)    3/03                      3/02
                                                -------------------------------

Three Months Ended
         March 31:
         Net Income                     $      13,192                    12,368
         Provision for Loan Losses                300                       520

Average Equivalent Shares Outstanding:
         Basic                             74,248,000                71,779,000
         Diluted                           75,185,000                74,288,000

         Net Income per Share:
         Basic                         $        0.178                     0.172
         Diluted                                0.175                     0.166

Period End:
Total Assets                               $2,712,134                 2,682,995
Total Nonperforming Loans                       5,505                     8,148
Total Nonperforming Assets                      5,591                     8,451
Allowance for Loan Losses                      51,017                    56,639
Allowance as a Percentage
  of Total Loans                                 3.79%                     3.71%






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              Robert M. Leonard
              Vice President
              (518) 381-3693

FOR IMMEDIATE RELEASE

                 TrustCo Announces Record First Quarter Results

Glenville, New York - April 15, 2003

TrustCo Bank Corp NY (TrustCo, NASDAQ:TRST) today announced record first quarter results for 2003. The record results continue the outstanding results posted for the full year 2002. Net income for the first quarter was $13.2 million, an increase of 6.7% over the first quarter of 2002. Diluted earnings per share were $0.175 for the first quarter, an increase of 5.4% compared to the $0.166 diluted earnings per share for the first quarter of 2002. Return on average equity and return of average assets were 26.2% and 1.99% respectively for the first quarter, compared to 27.0% and 1.91% for the first quarter of 2002.

TrustCo's efficiency ratio for the quarter was 38.6%. The ratio, which allows investors to compare financial institutions and benchmark the bank's performance, measures the effective use of bank resources in delivering the products and services that create our revenue stream. For customers it means that TrustCo delivers superior products at the best possible prices.

Asset quality remains a top priority at TrustCo. The allowance for loan losses is $51.0 million as of March 31, 2003 and represents 3.79% of loans outstanding. Non-performing assets were $5.6 million at the end of the first quarter.

Robert T. Cushing and Robert J. McCormick, the Presidents and CEOs of Holding Company and Bank respectively, commented on the strong results. "We are delighted by the first quarter's results, and expect that 2003 will be another record year for TrustCo."

In a purely preventive procedure, Robert A. McCormick, Chairman, TrustCo Bank Corp NY, had cardiac bypass surgery performed on April 8, 2003, at St. Peter's Hospital, one of America's leaders in the discipline. Bob came through fine, and had four bypasses, which will ultimately not only protect his health, but give him greater strength and stamina than ever. Bob said, "They told me the bad news is, if this didn't work, they would have to remove my heart altogether. But, the good news is, I could continue being a banker." Bob is recuperating rapidly, but will be laying off the sweets and old jokes.

As previously announced, the addition of new branch offices continues. Trustco's Longwood, Florida office opened on March 17, 2003 and in May Trustco plans to open our second Orlando area office on Lake Mary Blvd. "New offices in strategic locations within and outside the Capital Region will provide us with growth into the future", they noted.

TrustCo is a $2.7 billion bank holding company and through its subsidiary Trustco Bank, operates 63 offices in Albany. Columbia, Dutchess, Greene,
Montgomery, Rensselaer, Rockland, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester Counties in New York, Bennington County in Vermont, and Seminole County in Florida. In addition, the bank operates a full service Trust Department that has $861 million of assets under management.

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The common  shares of TrustCo are traded on the NASDAQ  National  Market tier of the NASDAQ Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements". Those forward-looking statements may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.




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



TRUSTCO BANK CORP NY
GLENVILLE, NY


(dollars in thousands, except per share data)
                                                                              Three Months Ended
                                                              03/31/2003           12/31/2002               03/31/2002
Summary of operations
   Net interest income (TE)                                      $25,630              $26,090                  $25,719
   Provision for loan losses                                         300                  300                      520
   Net securities transactions                                     3,096                1,328                    1,868
   Noninterest income                                              4,754                4,618                    4,885
   Noninterest expense                                            12,669               17,794                   12,393
   Net income                                                     13,192               11,014                   12,368

Per common share
   Net income per share:
          - Basic                                                  0.178                0.148                    0.172
          - Diluted                                                0.175                0.146                    0.166
   Cash dividends                                                  0.150                0.150                    0.150
   Book value at period end                                         3.12                 3.16                     2.89
   Market price at period end                                       9.63                10.78                    12.91

At period end
   Full time equivalent employees                                    472                  468                      457
   Full service banking offices                                       63                   62                       57

Performance ratios
   Return on average assets                                         1.99 %               1.64                     1.91
   Return on average equity (1)                                    26.18                22.17                    26.99
   Efficiency (2)                                                  38.55                35.30                    37.95
   Net interest spread (TE)                                         3.69                 3.77                     3.69
   Net interest margin (TE)                                         3.96                 4.09                     4.07
   Dividend payout ratio                                           84.14 %             101.08                    87.36

Capital ratios at period end (3)
   Total equity to assets                                           7.75                 7.78                     7.01
   Tier 1 risk adjusted capital                                    15.63                15.48                    13.36
   Total risk adjusted capital                                     16.91                16.77                    14.65

Asset quality analysis at period end
   Nonperforming loans to total loans                               0.41 %               0.35                     0.53
   Nonperforming assets to total assets                             0.21                 0.19                     0.31
   Allowance for loan losses to total loans                         3.79                 3.70                     3.71
   Coverage ratio (4)                                                9.3 X               10.7 X                    7.0 X

(1)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)  Calculated as noninterest expense (excluding ORE income/expense,goodwill amortization and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3)  Capital ratios exclude the effect of the market value adjustment for securities available for sale.
(4)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.



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

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)


                                                                         03/31/2003           12/31/2002               03/31/2002


ASSETS

  Loans, net                                                             $1,295,058            1,369,743                1,470,192
  Securities available for sale                                             763,932              653,163                  592,595
  Federal funds sold and other short-term investments                       538,120              542,125                  475,008
                                                                 -----------------------------------------------------------------

     Total earning assets                                                 2,597,110            2,565,031                2,537,795

  Cash and due from banks                                                    51,200               63,957                   44,679
  Bank premises and equipment                                                19,199               19,544                   18,564
  Other assets                                                               44,625               47,556                   81,957
                                                                 -----------------------------------------------------------------

     Total assets                                                        $2,712,134            2,696,088                2,682,995
                                                                 =================================================================

LIABILITIES
  Deposits:
     Demand                                                                $184,376              178,058                  195,784
     Interest-bearing checking                                              313,021              338,740                  297,659
     Savings                                                                747,249              715,349                  691,642
     Money Market                                                           149,422              130,914                   97,574
     Certificates of deposit > $100 thou                                    140,007              137,513                  124,962
     Other time deposits                                                    766,341              773,694                  761,762
                                                                 -----------------------------------------------------------------

       Total deposits                                                     2,300,416            2,274,268                2,169,383

  Short-term borrowings                                                     144,479              141,231                  243,641
  Long-term debt                                                                381                  427                      560
  Other liabilities                                                          34,668               45,318                   60,563
                                                                -----------------------------------------------------------------

     Total liabilities                                                    2,479,944            2,461,244                2,474,147

SHAREHOLDERS' EQUITY                                                        232,190              234,844                  208,848
                                                                 -----------------------------------------------------------------

     Total liabilities and
       shareholders' equity                                              $2,712,134            2,696,088                2,682,995
                                                                 =================================================================

Number of common shares
  outstanding, in thousands                                                  74,278               74,178                   71,973

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

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                            Three Months Ended
                                                                          03/31/2003           12/31/2002               03/31/2002

Interest income
     Loans                                                                   $24,586               26,967                  $28,720
     Investments                                                               9,160                8,351                    8,466
     Federal funds sold                                                        1,655                1,895                    1,877
                                                                  -----------------------------------------------------------------

          Total interest income                                               35,401               37,213                   39,063

Interest expense
     Deposits                                                                 11,353               12,811                   14,287
     Borrowings                                                                  353                  417                      865
                                                                  -----------------------------------------------------------------

          Total interest expense                                              11,706               13,228                   15,152
                                                                  -----------------------------------------------------------------

          Net interest income                                                 23,695               23,985                   23,911

Provision for loan losses                                                        300                  300                      520
                                                                  -----------------------------------------------------------------

          Net interest income after
            provision for loan losses                                         23,395               23,685                   23,391

Net securities transactions                                                    3,096                1,328                    1,868
Noninterest income                                                             4,754                4,618                    4,885
Noninterest expense                                                           12,669               17,794                   12,393
                                                                 -----------------------------------------------------------------

Income before income taxes                                                   18,576               11,837                   17,751
Income tax expense                                                            5,384                  823                    5,383
                                                                 -----------------------------------------------------------------

Net income                                                                  $13,192              $11,014                  $12,368
                                                                 =================================================================


Net income per share:
          - Basic                                                            $0.178                0.148                    0.172
          - Diluted                                                          $0.175                0.146                    0.166

Avg equivalent shares outstanding, in thousands:
          - Basic                                                            74,248               74,256                   71,779
          - Diluted                                                          75,185               75,407                   74,288
                                                                 =================================================================

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


CONSOLIDATED AVERAGE BALANCE SHEETS
(in thousands)

                                                                                         Three Months Ended
                                                                        03/31/2003           12/31/2002               03/31/2002

Total assets                                                            $2,690,016            2,672,676                2,631,144
Shareholders' equity                                                       231,836              224,299                  209,475
Total loans                                                              1,384,910            1,468,160                1,536,995
Securities available for sale                                              647,942              593,083                  543,214
Interest earning assets                                                  2,573,408            2,561,030                2,514,088
Interest-bearing deposits                                                2,099,877            2,062,423                1,938,474
Interest-bearing liabilities                                             2,248,579            2,203,967                2,178,121
Demand deposits                                                            173,436              195,435                  189,582



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